Quarterly Results June 30, 2015 ACI Worldwide July 30, 2015 Exhibit 99.2

MEETS THE CHALLENGE OF CHANGE

Private Securities Litigation Reform Act of 1995
Safe Harbor For Forward-Looking Statements
This
presentation
contains
forward-looking
statements
based
on
current
expectations
that
involve
a
number
of
risks
and
uncertainties.
The
forward-looking
statements
are
made
pursuant
to
safe
harbor
provisions
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
A
discussion
of
these
forward-looking
statements
and
risk
factors
that
may
affect
them
is
set
forth
at
the
end
of
this
presentation.
The
Company
assumes
no
obligation
to
update
any
forward-looking
statement
in
this
presentation,
except
as
required
by
law.

QUARTERLY OVERVIEW Phil Heasley Chief Executive Officer

MEETS THE CHALLENGE OF CHANGE
Q2 2015 in Review

•
Net new bookings up 18%
•
Large customer commitment to UP
•
Entered new mortgage processing vertical
•
Signed important renewals, including IRS
•
Linux-based BASE24 eps launch by year end
•
Reiterating 2015 guidance

FINANCIAL REVIEW Scott Behrens Chief Financial Officer

MEETS THE CHALLENGE OF CHANGE

Key Takeaways from the Quarter
•
Sales Bookings
Q2
new
sales
bookings
up
18%
from
Q2
2014,
up
9%
excluding
impact
of
ReD
acquisition
Full year SNET growth tracking to high single digits
•
Backlog
12-month
backlog
of
$883
million,
down
$11
million
from
Q1
2015,
after
adjusting
for
fx
fluctuations
60-month
backlog
of
$4.1
billion,
down
$10
million
from
Q1
2015,
after
adjusting
for
fx
fluctuations
ACI-initiated exit of one EBPP vertical as a result of regulatory changes impacted 60-month backlog by $30 million.
Excluding this, 60-month backlog grew $20 million.
•
Revenue Growth
Non-GAAP revenue of $266 million, up 4% from Q2 2014 or up 6% on a constant currency basis
Acquisition of ReD
contributed $10 million
Non-GAAP organic revenue grew 4% after adjusting for $8 million in foreign currency fluctuations
Recurring revenue grew to $194 million, representing 73% of total revenue
•
Adjusted EBITDA
Adjusted EBITDA of $58 million increased 3% from Q2 2014
•
Operating Free Cash Flow (OFCF)
OFCF declined from Q2 2014 primarily driven by timing of Q2 2015 sales receipts now expected in early Q3
•
Debt and Liquidity
Ended the quarter with $50 million in cash and $808 million in debt, down $84 million YTD
Received cash proceeds of $35 million and recognized $24 million gain on the sale of our ownership in Yodlee

MEETS THE CHALLENGE OF CHANGE
2015 Guidance

Guidance
-
Reaffirming full year guidance.
-
Represents 3%-6% organic growth after adjusting for foreign currency fluctuations
-
Sales, net of term extensions (SNET) growth in the high single digits
-
Q3 non-GAAP revenue expected to be in the range of $235 to $245 million
-
Pass through interchange revenues should approximate $125 million for the year
-
Adjusted EBITDA excludes approximately $12 million in significant transaction-related expenses for datacenter and facilities consolidation and bill payment platform rationalization
2015 Non-GAAP
Key Metrics
Guidance
Non-GAAP Revenue
1,040 - 1,070
Adjusted EBITDA
280 - 290
$s in millions
6/30/15 fx rates

APPENDIX

MEETS THE CHALLENGE OF CHANGE
Monthly Recurring Revenue

Monthly Recurring Revenue (millions)
2015
2014
Monthly Software license fees
$18.6
$23.0
Maintenance fees
60.1
62.3
Processing services
115.4
105.6
Monthly Recurring Revenue
$190.9
Quarter Ended
June 30,
$194.1

MEETS THE CHALLENGE OF CHANGE

Historic Sales Bookings By Quarter
New Accounts /
New Applications
3/31/2013
$111,588
$5,778
$70,736
$35,074
5%
63%
31%
6/30/2013
$180,107
$33,717
$95,461
$50,929
19%
53%
28%
9/30/2013
$211,827
$42,345
$105,609
$63,874
20%
50%
30%
12/31/2013
$384,322
$45,846
$200,748
$137,729
12%
52%
36%
3/31/2014
$170,212
$36,928
$84,974
$48,311
22%
50%
28%
6/30/2014
$234,346
$44,321
$106,056
$83,969
19%
45%
36%
9/30/2014
$250,802
$63,396
$94,071
$93,336
25%
38%
37%
12/31/2014
$391,120
$99,972
$172,387
$118,761
26%
44%
30%
3/31/2015
$210,200
$38,555
$72,977
$98,668
18%
35%
47%
6/30/2015
$291,657
$32,919
$144,054
$114,683
11%
49%
39%
Sales
New Accounts /
New Applications
Add-on Business
inc. Capacity
Upgrades &
Services
Term Extension
JUN YTD 15
$501,856
$71,474
$217,031
$213,351
JUN YTD 14
$404,558
$81,248
$191,030
$132,280
Variance
$97,298
($9,774)
$26,002
$81,071
Quarter-End
Add-on Business
inc. Capacity
Upgrades &
Services
Term Extension
Total Economic
Value of Sales
Sales Mix by Category

MEETS THE CHALLENGE OF CHANGE
Sales Bookings, Net of Term Extensions (SNET)

Channel
Qtr Ended
Jun 15
Qtr Ended
Jun 14
% Growth or
Decline
Americas
$95,134
$97,188
-2%
EMEA
59,244

36,361

63%
Asia-Pacific
22,595

16,827

34%
Total Sales (Net of Term Ext.)
$176,973
$150,377
18%
Sales Net of Term Extensions

MEETS THE CHALLENGE OF CHANGE
Non-GAAP Operating Income

Non-GAAP Operating Income (millions)
2015
2014
Operating income
$23.7
$26.7
Plus:
Deferred revenue fair value adjustment
0.2
0.5
Employee related actions
1.4
1.4
Significant transaction related expenses
3.4
2.1
Non-GAAP Operating Income
$                    28.7
$                 30.7
June 30,
Quarter Ended

MEETS THE CHALLENGE OF CHANGE
Adjusted EBITDA (millions)
2015
2014
Net Income
$27.1
$11.2
Plus:
Income tax expense
5.8
2.4
Net interest expense
10.4
9.2
Net other expense (income)
(19.7)
3.9
Depreciation expense
5.3
5.2
Amortization expense
18.3
15.3
Non-cash compensation expense
5.4
4.4
Adjusted EBITDA
$52.6
$51.6
Deferred revenue fair value adjustment
0.2
0.5
Employee related actions
1.4
1.4
Significant transaction related expenses
3.4
2.1
Adjusted EBITDA excluding significant transaction
related expenses
$                    57.6
$                 55.6
Quarter Ended
June 30,
Adjusted EBITDA

MEETS THE CHALLENGE OF CHANGE
Operating Free Cash Flow

* Tax effected at 35%
Reconciliation of Operating Free Cash Flow (millions)
2015
2014
Net cash provided by operating activities
$0.8
$33.1
Payments associated with acquired opening balance sheet
liabilties
-
0.3
Net after-tax payments associated with employee-related
actions
0.4
0.9
Net after-tax payments associated with lease terminations
0.2
0.2
Net after-tax payments associated with significant
transaction related expenses
1.0
1.2
Less capital expenditures
(9.4)
(7.5)
Operating Free Cash Flow
($7.0)
$28.2
Quarter Ended June 30,

MEETS THE CHALLENGE OF CHANGE
60-Month Backlog

Quarter Ended
Backlog 60-Month (millions)
June 30,
June 30,
2015
2014
Americas
$3,013
$2,874
EMEA
840
765
Asia/Pacific
295
285
Backlog 60-Month
$4,148
$3,924
Deferred Revenue
$182
$190
Other
3,966
3,734
Backlog 60-Month
$4,148
$3,924

MEETS THE CHALLENGE OF CHANGE
Backlog as a Contributor of Quarterly Revenue
•
Backlog from monthly recurring revenues and project go-lives continues to drive current quarter GAAP revenue
•
Revenue from current quarter sales consistent with prior quarters

Revenue
Qtr Ended
Jun 15
Qtr Ended
Jun 14
% Growth or
Decline
Revenue from Backlog
$248,815
$244,240
1.9%
Revenue from Sales
17,007

10,568

60.9%
Total Revenue
$265,822
$254,808
4.3%
Revenue from Backlog
94%
96%
Revenue from Sales
6%
4%
Revenue

MEETS THE CHALLENGE OF CHANGE
EPS Impact of Non-Cash and Significant Transaction
Related Items

EPS impact of non-cash and signficant transaction
related items
(millions)
EPS Impact
$ in Millions
(Net of Tax)
EPS Impact
$ in Millions
(Net of Tax)
Significant transaction related expenses
$                    0.03
$                   3.1
$              0.02
$                    2.3
Deferred revenue fair value adjustment
-
0.1
0.01
0.3
Amortization of acquisition-related intangibles
0.03
3.7
0.03
3.8
Amortization of acquisition-related software
0.03
4.0
0.03
3.3
Non-cash equity-based compensation
0.03
3.5
0.02
2.9
Total
$                    0.12
$                 14.4
$              0.11
$                  12.6
* Tax Effected at 35%
June 30,
2015
2014
Quarter Ended

MEETS THE CHALLENGE OF CHANGE
Contract Duration Metric
•
Represents dollar average remaining contract life (in years) for term license software contracts
•
Excludes perpetual contracts (primarily heritage S1 licensed software contracts)
•
Excludes all hosted contracts as both cash and revenue are ratable over the contract term

2.40
2.46
2.41
2.85
2.71
2.56
2.47
2.68
2.62
2.53
2.52
2.60
2.54
2.61
0.00
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Q4
2014
Q1
2015
Q2
2015

MEETS THE CHALLENGE OF CHANGE
Non-GAAP Financial Measures
To
supplement
our
financial
results
presented
on
a
GAAP
basis,
we
use
the
non-GAAP
measures
indicated
in
the
tables,
which
exclude
certain
business
combination
accounting
entries
related
to
the
acquisition
of
Online
Resources
Corporation
and
significant
transaction
related
expenses,
as
well
as
other
significant
non-cash
expenses
such
as
depreciation,
amortization,
and
share-based
compensation,
that
we
believe
are
helpful
in
understanding
our
past
financial
performance
and
our
future
results.
The
presentation
of
these
non-GAAP
financial
measures
should
be
considered
in
addition
to
our
GAAP
results
and
are
not
intended
to
be
considered
in
isolation
or
as
a
substitute
for
the
financial
information
prepared
and
presented
in
accordance
with
GAAP.
Management
generally
compensates
for
limitations
in
the
use
of
non-GAAP
financial
measures
by
relying
on
comparable
GAAP
financial
measures
and
providing
investors
with
a
reconciliation
of
non-GAAP
financial
measures
only
in
addition
to
and
in
conjunction
with
results
presented
in
accordance
with
GAAP.
We
believe
that
these
non-GAAP
financial
measures
reflect
an
additional
way
to
view
aspects
of
our
operations
that,
when
viewed
with
our
GAAP
results,
provide
a
more
complete
understanding
of
factors
and
trends
affecting
our
business.
Certain
non-GAAP
measures
include:
•
Non-GAAP
revenue:
revenue
plus
deferred
revenue
that
would
have
been
recognized
in
the
normal
course
of
business
by
Online
Resources
if
not
for
GAAP
purchase
accounting
requirements.
Non-GAAP
revenue
should
be
considered
in
addition
to,
rather
than
as
a
substitute
for,
revenue.
•
Non-GAAP
operating
income:
operating
income
plus
deferred
revenue
that
would
have
been
recognized
in
the
normal
course
of
business
by
Online
Resources
if
not
for
GAAP
purchase
accounting
requirements
and
significant
transaction
related
expenses.
Non-GAAP
operating
income
should
be
considered
in
addition
to,
rather
than
as
a
substitute
for,
operating
income.
•
Adjusted
EBITDA:
net
income
plus
income
tax
expense,
net
interest
income
(expense),
net
other
income
(expense),
depreciation,
amortization,
and
non-cash
compensation,
as
well
as
deferred
revenue
that
would
have
been
recognized
in
the
normal
course
of
business
by
Online
Resources
if
not
for
GAAP
purchase
accounting
requirements
and
significant
transaction
related
expenses.
Adjusted
EBITDA
should
be
considered
in
addition
to,
rather
than
as
a
substitute
for,
operating
income.

MEETS THE CHALLENGE OF CHANGE
Non-GAAP Financial Measures
ACI
is
also
presenting
operating
free
cash
flow,
which
is
defined
as
net
cash
provided
by
operating
activities,
plus
payments
associated
with
acquired
opening
balance
sheet
liabilities,
net
after-tax
payments
associated
with
employee-
related
actions
and
facility
closures,
net
after-tax
payments
associated
with
significant
transaction
related
expenses
and
less
capital
expenditures.
Operating
free
cash
flow
is
considered
a
non-GAAP
financial
measure
as
defined
by
SEC
Regulation
G.
We
utilize
this
non-GAAP
financial
measure,
and
believe
it
is
useful
to
investors,
as
an
indicator
of
cash
flow
available
for
debt
repayment
and
other
investing
activities,
such
as
capital
investments
and
acquisitions.
We
utilize
operating
free
cash
flow
as
a
further
indicator
of
operating
performance
and
for
planning
investing
activities.
Operating
free
cash
flow
should
be
considered
in
addition
to,
rather
than
as
a
substitute
for,
net
cash
provided
by
operating
activities.
A
limitation
of
operating
free
cash
flow
is
that
it
does
not
represent
the
total
increase
or
decrease
in
the
cash
balance
for
the
period.
This
measure
also
does
not
exclude
mandatory
debt
service
obligations
and,
therefore,
does
not
represent
the
residual
cash
flow
available
for
discretionary
expenditures.
We
believe
that
operating
free
cash
flow
is
useful
to
investors
to
provide
disclosures
of
our
operating
results
on
the
same
basis
as
that
used
by
our
management.
ACI
also
includes
backlog
estimates,
which
include
all
software
license
fees,
maintenance
fees
and
service
fees
specified
in
executed
contracts,
as
well
as
revenues
from
assumed
contract
renewals
to
the
extent
that
we
believe
recognition
of
the
related
revenue
will
occur
within
the
corresponding
backlog
period.
We
have
historically
included
assumed
renewals
in
backlog
estimates
based
upon
automatic
renewal
provisions
in
the
executed
contract
and
our
historic
experience
with
customer
renewal
rates.

MEETS THE CHALLENGE OF CHANGE
Non-GAAP Financial Measures
Backlog
is
considered
a
non-GAAP
financial
measure
as
defined
by
SEC
Regulation
G.
Our
60-month
backlog
estimate
represents
expected
revenues
from
existing
customers
using
the
following
key
assumptions:
•
Maintenance
fees
are
assumed
to
exist
for
the
duration
of
the
license
term
for
those
contracts
in
which
the
committed
maintenance
term
is
less
than
the
committed
license
term.
•
License,
facilities
management,
and
software
hosting
arrangements
are
assumed
to
renew
at
the
end
of
their
committed
term
at
a
rate
consistent
with
our
historical
experiences.
•
Non-recurring
license
arrangements
are
assumed
to
renew
as
recurring
revenue
streams.
•
Foreign
currency
exchange
rates
are
assumed
to
remain
constant
over
the
60-month
backlog
period
for
those
contracts
stated
in
currencies
other
than
the
U.S.
dollar.
•
Our
pricing
policies
and
practices
are
assumed
to
remain
constant
over
the
60-month
backlog
period.
Estimates
of
future
financial
results
are
inherently
unreliable.
Our
backlog
estimates
require
substantial
judgment
and
are
based
on
a
number
of
assumptions
as
described
above.
These
assumptions
may
turn
out
to
be
inaccurate
or
wrong,
including,
but
not
limited
to,
reasons
outside
of
management’s
control.
For
example,
our
customers
may
attempt
to
renegotiate
or
terminate
their
contracts
for
a
number
of
reasons,
including
mergers,
changes
in
their
financial
condition,
or
general
changes
in
economic
conditions
in
the
customer’s
industry
or
geographic
location,
or
we
may
experience
delays
in
the
development
or
delivery
of
products
or
services
specified
in
customer
contracts
which
may
cause
the
actual
renewal
rates
and
amounts
to
differ
from
historical
experiences.
Changes
in
foreign
currency
exchange
rates
may
also
impact
the
amount
of
revenue
actually
recognized
in
future
periods.
Accordingly,
there
can
be
no
assurance
that
contracts
included
in
backlog
estimates
will
actually
generate
the
specified
revenues
or
that
the
actual
revenues
will
be
generated
within
the
corresponding
60-month
period.
Backlog
should
be
considered
in
addition
to,
rather
than
as
a
substitute
for,
reported
revenue
and
deferred
revenue.

MEETS THE CHALLENGE OF CHANGE
Forward-Looking Statements
This
presentation
contains
forward-looking
statements
based
on
current
expectations
that
involve
a
number
of
risks
and
uncertainties.
Generally,
forward-looking
statements
do
not
relate
strictly
to
historical
or
current
facts
and
may
include
words
or
phrases
such
as
“believes,”
“will,”
“expects,”
“anticipates,”
“intends,”
and
words
and
phrases
of
similar
impact.
The
forward-
looking
statements
are
made
pursuant
to
safe
harbor
provisions
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
Forward-looking
statements
in
this
presentation
include,
but
are
not
limited
to,
statements
regarding:
•
Expectations
regarding
2015
financial
guidance
related
to
non-GAAP
revenue,
adjusted
EBITDA;
•
Expectations
regarding
full
year
SNET;
•
Expectations
regarding
Q3
2015
non-GAAP
revenue;
and
•
Expectations
regarding
full
year
pass
through
interchange
revenues

MEETS THE CHALLENGE OF CHANGE
Forward-Looking Statements
All
of
the
foregoing
forward-looking
statements
are
expressly
qualified
by
the
risk
factors
discussed
in
our
filings
with
the
Securities
and
Exchange
Commission.
Such
factors
include
but
are
not
limited
to,
increased
competition,
the
performance
of
our
strategic
product,
UP,
BASE24-eps,
demand
for
our
products,
restrictions
and
other
financial
covenants
in
our
credit
facility,
consolidations
and
failures
in
the
financial
services
industry,
customer
reluctance
to
switch
to
a
new
vendor,
the
accuracy
of
management’s
backlog
estimates,
the
maturity
of
certain
products,
our
strategy
to
migrate
customers
to
our
next
generation
products,
ratable
or
deferred
recognition
of
certain
revenue
associated
with
customer
migrations
and
the
maturity
of
certain
of
our
products,
failure
to
obtain
renewals
of
customer
contracts
or
to
obtain
such
renewals
on
favorable
terms,
delay
or
cancellation
of
customer
projects
or
inaccurate
project
completion
estimates,
volatility
and
disruption
of
the
capital
and
credit
markets
and
adverse
changes
in
the
global
economy,
our
existing
levels
of
debt,
impairment
of
our
goodwill
or
intangible
assets,
litigation,
future
acquisitions,
strategic
partnerships
and
investments,
risks
related
to
the
expected
benefits
to
be
achieved
in
the
transaction
with
Retail
Decisions,
the
complexity
of
our
products
and
services
and
the
risk
that
they
may
contain
hidden
defects
or
be
subjected
to
security
breaches
or
viruses,
compliance
of
our
products
with
applicable
legislation,
governmental
regulations
and
industry
standards,
our
compliance
with
privacy
regulations,
the
protection
of
our
intellectual
property
in
intellectual
property
litigation,
the
cyclical
nature
of
our
revenue
and
earnings
and
the
accuracy
of
forecasts
due
to
the
concentration
of
revenue
generating
activity
during
the
final
weeks
of
each
quarter,
business
interruptions
or
failure
of
our
information
technology
and
communication
systems,
our
offshore
software
development
activities,
risks
from
operating
internationally,
including
fluctuations
in
currency
exchange
rates,
exposure
to
unknown
tax
liabilities,
and
volatility
in
our
stock
price.
For
a
detailed
discussion
of
these
risk
factors,
parties
that
are
relying
on
the
forward-looking
statements
should
review
our
filings
with
the
Securities
and
Exchange
Commission,
including
our
most
recently
filed
Annual
Report
on
Form
10-K
and
our
Quarterly
Report
on
Form
10-Q.